CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report On Form 10-QSB of Global Wataire, Inc. for the quarter ending November 30, 2008, I, Sydney A. Harland,Chief Executive Officer of Global Wataire, Inc., hereby certify pursuant to 18U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1.     Such Quarterly Report on Form 10-QSB for the quarter ending , fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.     The information contained in such Quarterly Report on Form 10-QSB for the quarter ending , fairly presents, in all material respects, the financial condition and results of operations of Global Wataire, Inc.

     Dated: January 21, 2008

                                   /s/ Sydney A. Harland
                                   Sydney A. Harland, Chief Executive Officer of
                                   Global Wataire, Inc.